UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2026
Sunbelt Rentals Holdings, Inc
(Exact name of registrant as specified in its charter)

Delaware	001-43081	33-3657151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1799 Innovation Pt Fort Mill, SC	29715
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 803-578-5800
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On June 23, 2026, Sunbelt Rentals Holdings, Inc. (“Sunbelt Rentals” or the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter and year ended April 30, 2026. The Company hereby incorporates by reference herein the information set forth in the Press Release, a copy of which is attached hereto as Exhibit 99.1.

The information furnished under this Item 2.02, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On June 23, 2026, the Company announced that it expects to hold its first annual meeting of stockholders (the “Annual Meeting”) at 11:30 a.m. (Eastern Time) on Tuesday, September 1, 2026. In accordance with the advance notice requirements contained in the Company’s amended and restated bylaws (the “Bylaws”), stockholders wishing to nominate a candidate for election as a director or submit a proposal (other than pursuant to Rule 14a-8 under the Exchange Act) at the Annual Meeting must deliver notice to the Corporate Secretary of the Company at the Company’s principal executive offices at 1799 Innovation Point, Fort Mill, South Carolina 29715 no later than the close of business on July 3, 2026. Any such notice must also comply with the other requirements in the Company’s Bylaws and other applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 23, 2026.
104#	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunbelt Rentals Holdings, Inc.

Date: June 23, 2026	By:	/s/ Lynne Fuller-Andrews
Name: Lynne Fuller-Andrews
Title: Executive Vice President, General Counsel and Corporate Secretary